                                                                      Exhibit 24
                                                                      ----------


                               POWER OF ATTORNEY


  I, the undersigned director of Electronic Data Systems Corporation, a Delaware corporation ("EDS"), hereby constitute and appoint Lester M. Alberthal, Jr., Gary J. Fernandes, Jeffrey M. Heller, and D. Gilbert Friedlander, and each of them, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and the capacity indicated below, EDS' Annual Report on Form 10-K for the fiscal year ended December 31, 1997, and any and all amendments thereto, with power to file said Form 10-K and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



Dated: February 5, 1998                By:    /s/ James A. Baker, III
                                          --------------------------------------
                                                  James A. Baker, III
                                                      Director

                               POWER OF ATTORNEY


  I, the undersigned director of Electronic Data Systems Corporation, a Delaware corporation ("EDS"), hereby constitute and appoint Lester M. Alberthal, Jr., Gary J. Fernandes, Jeffrey M. Heller, and D. Gilbert Friedlander, and each of them, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and the capacity indicated below, EDS' Annual Report on Form 10-K for the fiscal year ended December 31, 1997, and any and all amendments thereto, with power to file said Form 10-K and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



Dated: February 5, 1998                By:   /s/ Richard B. Cheney
                                          --------------------------------------
                                                 Richard B. Cheney
                                                     Director

                               POWER OF ATTORNEY


  I, the undersigned director of Electronic Data Systems Corporation, a Delaware corporation ("EDS"), hereby constitute and appoint Lester M. Alberthal, Jr., Gary J. Fernandes, Jeffrey M. Heller, and D. Gilbert Friedlander, and each of them, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and the capacity indicated below, EDS' Annual Report on Form 10-K for the fiscal year ended December 31, 1997, and any and all amendments thereto, with power to file said Form 10-K and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



Dated: February 5, 1998                By:   /s/ William H. Gray, III
                                          --------------------------------------
                                                 William H. Gray, III
                                                     Director

                               POWER OF ATTORNEY


  I, the undersigned director of Electronic Data Systems Corporation, a Delaware corporation ("EDS"), hereby constitute and appoint Lester M. Alberthal, Jr., Gary J. Fernandes, Jeffrey M. Heller, and D. Gilbert Friedlander, and each of them, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and the capacity indicated below, EDS' Annual Report on Form 10-K for the fiscal year ended December 31, 1997, and any and all amendments thereto, with power to file said Form 10-K and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



Dated: February 5, 1998                By:   /s/ Ray J. Groves, III
                                          --------------------------------------
                                                 Ray J. Groves, III
                                                     Director

                               POWER OF ATTORNEY


  I, the undersigned director of Electronic Data Systems Corporation, a Delaware corporation ("EDS"), hereby constitute and appoint Lester M. Alberthal, Jr., Gary J. Fernandes, Jeffrey M. Heller, and D. Gilbert Friedlander, and each of them, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and the capacity indicated below, EDS' Annual Report on Form 10-K for the fiscal year ended December 31, 1997, and any and all amendments thereto, with power to file said Form 10-K and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



Dated: February 5, 1998                By:     /s/ Ray L. Hunt
                                          --------------------------------------
                                                   Ray L. Hunt
                                                    Director

                               POWER OF ATTORNEY


  I, the undersigned director of Electronic Data Systems Corporation, a Delaware corporation ("EDS"), hereby constitute and appoint Lester M. Alberthal, Jr., Gary J. Fernandes, Jeffrey M. Heller, and D. Gilbert Friedlander, and each of them, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and the capacity indicated below, EDS' Annual Report on Form 10-K for the fiscal year ended December 31, 1997, and any and all amendments thereto, with power to file said Form 10-K and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



Dated: February 5, 1998                By:    /s/ C. Robert Kidder
                                          --------------------------------------
                                                  C. Robert Kidder
                                                      Director

                               POWER OF ATTORNEY


  I, the undersigned director of Electronic Data Systems Corporation, a Delaware corporation ("EDS"), hereby constitute and appoint Lester M. Alberthal, Jr., Gary J. Fernandes, Jeffrey M. Heller, and D. Gilbert Friedlander, and each of them, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and the capacity indicated below, EDS' Annual Report on Form 10-K for the fiscal year ended December 31, 1997, and any and all amendments thereto, with power to file said Form 10-K and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



Dated: February 5, 1998                By:    /s/ Dr. Judith Rodin
                                          --------------------------------------
                                                  Dr. Judith Rodin
                                                      Director

                               POWER OF ATTORNEY


  I, the undersigned director of Electronic Data Systems Corporation, a Delaware corporation ("EDS"), hereby constitute and appoint Lester M. Alberthal, Jr., Gary J. Fernandes, Jeffrey M. Heller, and D. Gilbert Friedlander, and each of them, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and the capacity indicated below, EDS' Annual Report on Form 10-K for the fiscal year ended December 31, 1997, and any and all amendments thereto, with power to file said Form 10-K and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



Dated: February 5, 1998                By:   /s/ Enrique J. Sosa
                                          --------------------------------------
                                                 Enrique J. Sosa
                                                     Director